UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
_____________________
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2017 (April 25, 2017)
_________________________

SERITAGE GROWTH PROPERTIES
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-37420	38-3976287
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
489 Fifth Avenue, 18th Floor
New York, NY 10017
  (Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code: (212) 355-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                        Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On April 25, 2017, Seritage Growth Properties (the "Company") held its annual meeting of shareholders in New York, New York. The meeting was held to vote on the matters described below.

1. Election of trustees. Kenneth T. Lombard and Benjamin Schall stood for re-election as Class II trustees of the Company for a term ending at the 2020 annual meeting of shareholders. Under the Company's bylaws, the election of trustees requires the vote of at least seventy-five percent of all the votes entitled to be cast. The votes on this matter (including the votes of both Class A common shares and Class B non-economic shares of the Company) were as follows:

Name	For	Against	Abstain	Broker Non-Vote
Kenneth T. Lombard	21,591,362	1,769,917	43,879	3,508,538
Benjamin Schall	22,062,046	1,299,656	43,456	3,508,538

Mr. Lombard and Mr. Schall received favorable votes from holders of over ninety percent of all of the shares that were voted on their election. Although Mr. Lombard and Mr. Schall received the vote of less than seventy-five percent of all the votes entitled to be cast, under the Company's Declaration of Trust and Maryland law, Mr. Lombard and Mr. Schall will continue as trustees of the Company until their successors are elected and qualified.

2. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal year 2017. The shareholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal year 2017. Ratification of the appointment of our independent registered public accounting firm required the affirmative vote of a majority of votes at the annual meeting. The votes on this matter (including the votes of both Class A common shares and Class B non-economic shares of the Company) were as follows:

For	Against	Abstain	Broker Non-Vote
26,624,513	58,535	230,648	--

3. Approval of an advisory, non-binding, resolution to approve the Company's executive compensation program for the Company's named executive officers. The shareholders approved an advisory, non-binding, resolution to approve the Company's executive compensation program for the Company's named executive officers.  Approval of this advisory, non-binding, resolution required the affirmative vote of a majority of votes at the annual meeting.  The votes on this matter (including the votes of both Class A common shares and Class B non-economic shares of the Company) were as follows:

For	Against	Abstain	Broker Non-Vote
23,189,555	157,757	57,846	3,508,538

4. An advisory vote on the frequency of advisory votes on the Company's executive compensation program for the Company's named executive officers.  The shareholders voted, in an advisory vote, to conduct an advisory vote on the Company's executive compensation program for the Company's named executive officers every one year.  Approval of this advisory, non-binding, resolution required the affirmative vote of a majority of votes at the annual meeting.  The votes on this matter (including the votes of both Class A common shares and Class B non-economic shares of the Company) were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
22,576,905	13,424	561,797	253,032	3,508,538

Item 8.01.  Other Events.

On April 25, 2017, the Company announced that its Board of Trustees declared a quarterly dividend for the second quarter of 2017 of $ 0.25 for each Class A common share and Class C non-voting common share, payable in cash on July 13, 2017 to shareholders of record on June 30, 2017.

A copy of the press release issued by the Company on April 25, 2017 is filed herewith as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release of Seritage Growth Properties, dated April 25, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2017

SERITAGE GROWTH PROPERTIES

By:	/s/ Matthew Fernand
Name: Matthew Fernand
Title: General Counsel, Executive Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Seritage Growth Properties, dated April 25, 2017.